SUPPLEMENT DATED SEPTEMBER 25, 2025
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, AND COLUMBIA ALL-STAR TRADITIONS

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Wanger Acorn and the Wanger International funds (the “Funds”) that are available as investment options under your Contract.  Effective July 7, 2025, Columbia Management Investment Advisers, LLC replaced Wanger Asset Management, LLC as adviser for the Funds.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.